UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: November 9, 2009

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina                  29601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On October 20, 2009, The South Financial Group (“TSFG”) issued a press release announcing preliminary third quarter 2009 results, pending completion of a goodwill impairment analysis to determine if any of the goodwill related to the Carolina First banking segment was impaired at September 30, 2009.  TSFG completed the goodwill analysis related to the Carolina First banking segment utilizing an independent third party and determined that no impairment charge was necessary for third quarter 2009.  Additional details on TSFG’s goodwill and evaluation for impairment are available in the Company’s Form 10-Q for the quarter ended September 30, 2009 in Financial Statement, Note 9 – Goodwill.

A copy of the Quarterly Financial Data Supplement and Investor Presentation, which are updated to reflect the final results for third quarter 2009, are attached hereto as exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits .

Exhibit No.	Description
99.2	Quarterly Financial Data Supplement, Third Quarter 2009
99.3	Investor Presentation, Third Quarter 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

November 9, 2009	By:	/s/William P. Crawford, Jr.

William P. Crawford, Jr.

Executive Vice President and General Counsel

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